                                                                                                                             ASTSUPP104
                                             American Skandia Trust ("AST" or the "Trust")
         Supplement dated January 26, 2004 to the Prospectus and Statement of Additional Information ("SAI") dated May 1, 2003

AST Strong International Equity Portfolio

         The sub-advisory agreement between Prudential  Investments LLC ("PI") and American Skandia Investment Services,  Inc. ("ASISI"
and  together  with PI, the  "Investment  Manager")  and Strong  Capital  Management,  Inc.  ("Strong")  with respect to the AST Strong
International  Equity  Portfolio  (the  "International  Equity  Portfolio")  will be  terminated  effective at the close of business on
February 22, 2004.  Effective February 23, 2004, pursuant to a new sub-advisory  agreement,  the International Equity Portfolio will be sub-advised by J.P. Morgan Investment  Management,  Inc. ("J. P. Morgan") and will be renamed the AST J.P. Morgan  International Equity
Portfolio.  Shareholders  of the  International  Equity  Portfolio  will be sent an  information  statement  containing  more  detailed information about J.P. Morgan and the reasons for the Investment Manager's retention of J.P. Morgan.

         Accordingly,  effective  February 23, 2004, all references in the  Prospectus and SAI to the AST Strong  International  Equity
Portfolio  are  replaced by  references  to the AST J. P. Morgan  International  Equity  Portfolio  and  references  to Strong  Capital
Management,  Inc. are replaced by references to J.P.  Morgan  Investment  Management,  Inc. In addition,  the section of the Prospectus entitled  "Management  of the Trust --  Sub-Advisors"  is  revised  by  deleting  the  sub-section  relating  to Strong on page 126 and replacing it with the following:

         J.P. Morgan Investment  Management Inc. ("J.P.  Morgan"),  with principal offices at 522 Fifth Avenue,  New York, New
         York 10036,  serves as Sub-advisor  for the AST J.P.  Morgan  International  Equity  Portfolio.  J.P.  Morgan and its
         affiliates offer a wide range of services to governmental,  institutional,  corporate and individual  customers,  and act as  investment  advisor to  individual  and  institutional  clients  with  combined  assets under  management  of approximately $559 billion as of December 31, 2003.

         The  portfolio  managers  responsible  for the  day-today  management  of the AST J.P.  Morgan  International  Equity
         Portfolio are Nanette Buziak,  Jonathan N. Golub and Raffaele Zingone.  Ms. Buziak is a Vice President of J.P. Morgan
         and a portfolio  manager in the U.S.  Equity Group.  She joined J.P.  Morgan in 1997.  Mr. Golub, a Vice President of
         J.P. Morgan,  is a portfolio manager in the U.S. Equity Group and joined J.P. Morgan in April 2001, prior to which he led the consultant-relations  effort at Scudder Kemper Investments.  Mr. Zingone, a Vice President of J.P. Morgan, is
         a portfolio  manager in the U.S.  Equity Group.  He joined J.P. Morgan in 1991. They have managed the Portfolio since
         J. P. Morgan became its sub-advisor in February 2004.